API TRUST
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060




                       STATEMENT OF ADDITIONAL INFORMATION




      This Statement of Additional Information sets forth information regarding API Trust (the "Trust") and five of its series: the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Yorktown Classic Value Trust ("Value Trust") (each a "Fund" and collectively, the "Funds"). Yorktown Management & Research Company, Inc. ("Adviser") is the investment adviser and administrator of each Fund; Yorktown Distributors, Inc. ("Distributors") is the distributor of each Fund.



                    ----------------------------------------


      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 1, 1998 as revised May 1, 1999, which may be obtained from:

                           Yorktown Distributors, Inc.
                       2303 Yorktown Avenue, P.O. Box 2529
                            Lynchburg, Virginia 24501
                    -----------------------------------------




                     October 1, 1998 as revised May 1, 1999







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                                TABLE OF CONTENTS


                                                                          PAGE

GENERAL......................................................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES..........................................................5

MANAGEMENT OF THE TRUST.....................................................11

DISTRIBUTION OF FUND SHARES.................................................15

PORTFOLIO TRANSACTIONS......................................................17

PRICING, ADDITIONAL EXCHANGE INFORMATION AND CONTINGENT
DEFERRED SALES CHARGE WAIVERS...............................................20

PERFORMANCE INFORMATION.....................................................21

TAXATION....................................................................24

CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT..........................28

INDEPENDENT ACCOUNTANTS.....................................................28

OTHER INFORMATION...........................................................28

FINANCIAL STATEMENTS........................................................29

APPENDIX A..................................................................30

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS............................30

APPENDIX B..................................................................33

HEDGING STRATEGIES..........................................................33


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                                     GENERAL

      The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company and consists of six series, each with a different investment objective.

      The following information supplements the discussion of each Fund's investment objective and policies found in the Prospectus.


                             INVESTMENT RESTRICTIONS

      The following investment restrictions are fundamental and, like the Funds' investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

GENERAL

      A Fund will not as a matter of fundamental policy:

      1. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund's total assets (50% of the Value Trust's total assets) may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") or to securities issued by other open-end investment companies;

      2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) the Multiple Index Trust will invest at least 25% of its total assets in securities issued by other open-end investment companies, and (b) this limitation does not apply to U.S. Government securities;

      3. Purchase or sell real estate (including, with respect to the Value Trust, real estate limited partnerships); except that the Growth Fund and the Capital Income Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

      4. Purchase or sell commodities or commodity contracts including futures contracts, except that all Funds other than the Growth Fund and the Capital Income Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes; or

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      5. Make loans,  except when (a)  purchasing  a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund's total assets (5% of the Fund's total assets with respect to the Growth Fund and the Capital Income
Fund).

GROWTH FUND AND CAPITAL INCOME FUND

      The following additional fundamental investment restrictions apply only to the Growth Fund and the Capital Income Fund. A Fund may not:

      1. Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer);

      2. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

      3. Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities;

      4. Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund's total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;

      5. Invest in puts, calls, straddles, spreads, or any combinations thereof, except that a Fund may write covered call options as described below;

      6. Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (4) above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund's assets (valued at cost), or 10% of its net assets (valued at market);

      7. Underwrite securities issued by other persons;

      8. Invest in companies for the purpose of exercising management or control;

      9. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the officers or trustees of the Trust and the officers and directors of the investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

      10. Issue securities or other obligations senior to the Fund's share of beneficial interest;


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

      11. Purchase any securities that would cause more than 2% of the value of the Fund's total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; or

      12. Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund's total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

      The following additional fundamental investment restrictions apply only to the Multiple Index Trust and the Treasuries Trust. A Fund may not:

      1. Borrow money, except to the extent permitted by the 1940 Act;

      2. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

      3. Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and to issue additional classes of securities that the Board of Trustees may establish, provided that the Fund's use of options, futures contracts and options thereon, and currency-related contracts will not be deemed senior securities for this purpose.

VALUE TRUST

      The following additional fundamental investment restrictions apply only to the Value Trust. The Value Trust may not:

      1. Borrow money, (a) except from a bank in an amount not in excess of one-third of the Fund's net assets; or (b) by engaging in reverse repurchase agreements;

      2. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

      3. Issue senior securities, except as permitted in the 1940 Act and provided that the Fund's use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

      Whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund's net or total assets will not cause the Fund to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Fund to violate a quality standard.

      The following investment limitations may be changed for any Fund by the vote of the Trust's Board of Trustees (the "Board") without shareholder approval.

GROWTH FUND AND CAPITAL INCOME FUND

      A Fund may not:

      1. Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company; or

      2. Invest directly in real estate limited partnerships.

In addition, the underlying funds in which a Fund invests may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Growth Fund and Capital Income Fund may, from time to time, invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each particular Fund.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

      A Fund may not:

      1. Invest more than 15% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

      2. Make short sales of securities or purchase securities on margin, except
(a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities and (b) in connection with the Fund's use of options, futures contracts and options on future contracts; or

      3. Borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets, provided the Fund may not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

      The underlying funds in which the Multiple Index Trust invests may, but need not, have the same investment objective, policies or limitations as the Multiple Index Trust.

VALUE TRUST

      A Fund may not:

      1. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those trustees or officers of the Trust and the directors and officers of the Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

      2. Invest in oil, gas or other mineral exploration or development programs or leases, provided that the Fund may invest in securities issued by companies engaged in such activities;

      3. Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

      4. Make short sales of securities or purchase securities on margin, except
(a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities, (b) in connection with the Fund's use of options, futures contracts and options on future contracts and (c) the Fund may sell short "against the box;"

      5. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with other securities; or

      6. Purchase any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.


                               INVESTMENT POLICIES

      The following supplements the information contained in the Prospectus concerning the Funds' investment policies.


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


GENERAL

      REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements secured by U.S. Government securities with U.S. banks and dealers. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

      Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.

      BANK OBLIGATIONS. Each Fund may invest in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance.

      COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody's or A-1 by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody's or AA or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See Appendix A to this Statement of Additional Information for more information on ratings assigned to commercial paper.

      ILLIQUID SECURITIES. Each Fund may invest in illiquid securities either directly (Treasuries Trust and Value Trust), or indirectly through underlying funds (Growth Fund, Capital Income Fund and Multiple Index Trust). A Fund or an underlying open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. An underlying closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to sell.

      SHORT SALES. The Growth Fund, the Capital Income Fund and the Multiple Index Trust may invest in underlying funds that sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

      A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

      In addition, the Value Trust and certain underlying funds may engage in short sales "against the box." A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes. The Value Trust will not engage in short sales involving securities they do not own or have the right to acquire.

      LENDING OF PORTFOLIO SECURITIES. Each Fund may lend a portion of its portfolio securities constituting up to 5% (25% in the case of the Value Trust) of its respective net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities that is maintained with the Fund's custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, each Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

      FOREIGN SECURITIES. The Growth Fund, the Capital Income Fund and the Multiple Index Trust may invest in securities of foreign issuers through an underlying fund. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

      Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficient and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange ("NYSE") is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

      Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

      Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

      In addition, the Value Trust may invest in foreign equity or debt securities directly or through the use of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other similar securities convertible into securities of foreign companies. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent the ADR and EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      OTHER INVESTMENT COMPANIES. Each of the Growth Fund, the Capital Income Fund and the Multiple Index Trust seeks to achieve its investment objectives by investing in shares of underlying funds. In addition, the Value Trust may invest in other investment companies. However, the Value Trust will not invest more than 10% of its total assets in securities of other investment companies, or more than 5% of its total assets in securities of any investment company and will not purchase more than 3% of the outstanding voting stock of any investment company. Investments by the Value Trust in CMOs and foreign banks that are deemed to be investment companies under the 1940 Act will be included in the limitations on investments in other investment companies (except that the 10% limitation does not apply to debt securities and non-voting preferred stock of foreign banks). If a Fund invests in other investment companies, the shareholders of the Fund may be subject to duplicative management fees and other expenses.

      INDEX SECURITIES. Each Fund, except the Treasuries Trust, may invest in Standard & Poor's Depositary Receipts(TM) ("SPDRs"), World Equity Benchmark Shares(TM) ("WEBS"), and other similar securities (collectively "Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Price Index, but are traded on an exchange like shares of common stock. The value of index securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of index securities may not be equivalent to the pro rata value of the index it tracks. Index securities are subject to the risks of an investment in a broadly-based portfolio of common stocks. Index securities are considered investments in other investment companies.

      WARRANTS. Each Fund, except the Treasuries Trust, may invest in warrants either directly (Value Trust) or indirectly through an investment in an underlying fund (Growth Fund, Capital Income Fund and Multiple Index Trust). Warrants are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

      HEDGING STRATEGIES. Each Fund, except the Treasuries Trust, may either directly (Value Trust) or indirectly through an investment in an underlying fund (Growth Fund, Capital Income Fund and Multiple Index Trust) engage in certain hedging strategies involving options, futures and forward currency exchange contracts. These hedging strategies are described in detail in Appendix B.

MULTIPLE INDEX TRUST AND TREASURIES TRUST

      REVERSE REPURCHASE AGREEMENTS. Although they have no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.


                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER AND ADMINISTRATOR

      The Adviser provides investment advisory and administrative services for the Funds pursuant to Investment Advisory and Administrative Services Agreements ("Advisory Agreements") with the Trust. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and Officer of the Trust.

      Each Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board periodically to enable them to determine that the investment policies of each Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. Under the terms of each Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser's obligations under the Advisory Agreement.

      Each Advisory Agreement provides that it will remain in effect for two years and may be renewed from year to year thereafter with respect to a Fund, provided that renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of that Fund, or by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

      Each Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Agreement may be terminated as to a Fund, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

      For the fiscal years ended May 31, 1998, 1997 and 1996, the Value Trust paid to the Adviser advisory fees in the amount of $104,856, $69,685 and $55,363, respectively, and the Adviser waived $20,971, $13,937 and $14,535 of its fees, respectively. During the fiscal years ended May 31, 1998, 1997 and 1996, the Growth Fund paid to the Adviser advisory fees in the amounts of $480,477, $414,919 and $433,697, respectively, and the Adviser waived, pursuant to the above-referenced procedure to reduce fees, a portion of its fees during those fiscal years in the amounts of $261,195, $248,499 and $215,209, respectively. During the fiscal years ended May 31, 1998, 1997 and 1996, the Adviser waived all advisory fees in the amounts of $58,321, $33,229 and $21,194, respectively, for the Capital Income Fund. During the fiscal period ended May 31, 1998, the Adviser waived all advisory fees in the amount of $11,631 for the Multiple Index Trust and in the amount of $6,060 for the Treasuries Trust.

      In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or Distributors. These expenses include, among others, securities registration fees, compensation for non-interested trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act (a "Plan"), if any, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.

TRUSTEES AND OFFICERS

      Information concerning the Trustees and officers of the Trust is set forth below.

Name, Age, Position(s) Held              Principal Occupation(s)
With the Trust and Address               During Past Five Years
---------------------------              -----------------------

David D. Basten; 47 *                    President   and   Director,    Yorktown
President and Trustee                    Management  & Research  Company,  Inc.;
P. O. Box 2529                           President   and   Director,    Yorktown
2303 Yorktown Avenue                     Distributors,      Inc.;     President,
Lynchburg, Virginia  24501               Yorktown  Financial Corp.  (insurance);
                                         Vice  President,  The Travel  Center of
                                         Virginia,  Inc.; Partner, The Rivermont
                                         Company   (real    estate);    Managing
                                         Partner,  Basten-Mason Properties (real
                                         estate);  Managing  Partner,  D.A.D., A
                                         Virginia  General   Partnership   (real
                                         estate).  He is the brother of Louis B.
                                         Basten III.

Louis B. Basten III; 55 *                Secretary/Treasurer    and    Director,
Secretary/Treasurer and Trustee          Yorktown    Management    &    Research
P. O. Box 2529                           Company, Inc.;  Secretary/Treasurer and
2303 Yorktown Avenue                     Director, Yorktown Distributors,  Inc.;
Lynchburg, Virginia  24501               President,     Mid-State     Insurance;
                                         Secretary/Treasurer, The  Travel Center
                                         of  Virginia, Inc.; Managing   Partner,
                                         The  Rivermont Company  (real  estate).
                                         He is the brother of David D. Basten.

Mark A. Borel; 46                        President,  Borel Construction Company,
Trustee                                  Inc.;   President,   River  Properties,
P. O. Box 640                            Inc.    (real    estate);    President,
Lynchburg, Virginia  24505               MOBOWAD,   Inc.  (real  estate);   Vice
                                         President/Secretary,  BOWAD, Inc. (real
                                         estate); Partner, James Riviera, L.L.C.
                                         (real estate).

Stephen B. Cox; 50                       Vice-President   of  Operations,   Span
Trustee                                  America Medical Systems,  Inc. (medical
1510 Stoney Brook Road                   equipment supplier).
Bedford, Virginia  24523

G. Edgar Dawson III; 42                  Shareholder,   Officer  and   Director,
Trustee                                  Petty,  Livingston,  Dawson, Devening &
725 Church Street                        Richards,  P.C.  (law  firm);  prior to
Suite 1300                               January  1995,  he was a partner at the
Lynchburg, Virginia  24505               same firm.

Name, Age, Position(s) Held              Principal Occupation(s)
With the Trust and Address               During Past Five Years
---------------------------              -----------------------

Wayne C. Johnson; 45                     Director  of  Personnel,   C.B.   Fleet
Trustee                                  Company, Inc.  (pharmaceuticals)
1736 Crockett Road
Forest, Virginia  24551

Charles D. Foster; 38                    Chief   Financial   Officer,   Yorktown
Chief Financial Officer                  Management  & Research  Company,  Inc.;
P. O. Box 2529                           Chief   Financial   Officer,   Yorktown
2303 Yorktown Avenue                     Distributors, Inc.
Lynchburg, Virginia  24501

M. Dennis Stratton; 35                   Controller,   Yorktown   Management   &
Controller                               Research  Company,   Inc.;  Controller,
P. O. Box 2529                           Yorktown Distributors, Inc.
2303 Yorktown Avenue
Lynchburg, Virginia  24501

----------------------
* "Interested Person" of the Trust as defined in the 1940 Act by virtue of his position with the Adviser and Distributors.

      On August 31, 1998, the Trustees and officers of the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Value Trust as a group owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Fund. Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Trust for acting as a Trustee or officer.

      The Trust also pays Trustees who are not "interested persons" of the Trust $900 per meeting of the Board. There are no pension or retirement benefits accrued as part of the Trust's expenses and there are no estimated annual benefits to be paid upon retirement. The following table shows the fees paid to the Trustees during the fiscal year ended May 31, 1998, for their services to the Trust.

                                    Trustees' Compensation for
Trustee                             Fiscal Year Ended 5/31/98
-------                             -------------------------

David D.  Basten                              $    0
Louis B.  Basten III                          $    0
Mark A.  Borel                                $3,600
Stephen B.  Cox                               $3,600
G.  Edgar Dawson III                          $3,600
Wayne C.  Johnson                             $3,600


                           DISTRIBUTION OF FUND SHARES

      Distributors, located at 2303 Yorktown Avenue, Lynchburg, Virginia, acts as distributor of shares of the Funds under distribution agreements with the Trust ("Distribution Agreements") that require Distributors to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously.

      Payments by the Growth Fund, the Capital Income Fund and the Value Trust to compensate Distributors for its activities are authorized under the Distribution Agreement for each Fund and made in accordance with each Fund's Plan. Under their respective Plans, the Growth Fund pays Distributors, as compensation for Distributors' distribution activities, a fee of 0.75% per annum, accrued daily and paid monthly, of its average daily net assets; and the Capital Income Fund pays Distributors, as compensation for Distributors' distribution activities, a fee of 0.25% per annum, accrued daily and paid monthly, of its average daily net assets. In addition, under their respective Plans, the Growth Fund and the Capital Income Fund each pays Distributors, as compensation for Distributors' service activities, a fee of 0.25% per annum, accrued daily and paid monthly, of their average daily net assets. Under its Plan, the Value Trust pays Distributors a fee for distribution activities of 0.65% per annum and a fee for service activities of 0.25%, each accrued daily and paid monthly, of its average daily net assets.

      For the fiscal year ended May 31, 1998, the Growth Fund, the Capital Income Fund and the Value Trust paid to Distributors aggregate distribution fees of $741,672, $48,601 and $125,827, respectively. For the same period, Distributors estimates that the following distribution related expenses were incurred on behalf of or allocable to each Fund:

                                                  Capital
                                  Growth          Income          Value
                                  Fund            Fund            Trust
                                  ------          -------         -----

(a)   brokers'                    $681,193        $48,880         $31,230
      commissions
(b)   printing of                    6,142          4,194           4,374
      prospectuses
      and statements
      of additional
      information
(c)   allocated
      costs                         54,337              0          22,883
                                  --------        -------         -------

            Total                 $741,672        $53,074         $58,487



      "Allocated costs" include various internal costs allocated by Distributors to its distribution efforts. These internal costs encompass office rent and other overhead expenses of Distributors.

      In approving these Plans, the Board considered all relevant factors, including that as the size of each Fund increases, each Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Distributors under the Plans and the benefits that would accrue to the Adviser as a result of the Plans in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

      The Plans will remain in effect for one year from the date of approval. Thereafter, each Plan, together with any related agreements, will continue in effect for successive periods of one year so long as such continuance is specifically approved by votes of a majority of both (a) the Board and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and such related agreements. Each Plan may be terminated at any time with respect to any Fund by vote of a majority of the disinterested trustees or by vote of a majority of the outstanding voting securities of each Fund.

      While the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of the Trustees who are themselves not interested persons. Under the Plans, any person authorized to direct the disposition of monies paid by the Trusts must provide to the Board of Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

      In addition to payments under the Plans, Distributors receives any contingent deferred sales charges payable with respect to redemptions of shares of the Funds. For the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996, Distributors collected contingent deferred sales charges in the amount of $20,662, $22,398 and $2,526, respectively, with respect to the Value Trust.

      With respect to the Growth Fund and the Capital Income Fund, Distributors also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments on purchases by the Funds of shares of open-end funds sold with a sales load and/or which have a distribution plan. For the fiscal year ended May 31, 1998, such payments and reallowances amounted to $261,195 and $29,234, respectively, for the Growth Fund and the Capital Income Fund.

      Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in a Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees paid to it by the Fund pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

      Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of a Fund and alternate means of servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board, the Adviser is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for each Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

      Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price; provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing substantially all of the assets of the Growth Fund, the Capital Income Fund and the Multiple Index Trust in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1%, in the case of the Multiple Index Trust, and 3%, in the case of the Growth Fund and Capital Income Fund, of the public offering price. The Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

      With respect to purchases of shares of underlying funds subject to a front-end sales load at the time of purchase ("load fund shares"), the Adviser may direct, to the extent possible, substantially all of the orders to Distributors. Where Distributors acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Distributors is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

      Distributors may assist in the execution of Fund portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. These payments are separate from the dealer reallowances noted above. In providing execution assistance, Distributors receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

      For the fiscal year ended May 31, 1998, payments and reallowances received by Distributors with respect to the purchase of underlying funds shares amounted to $261,195 and $29,234, respectively, for the Growth Fund and Capital Income Fund.

      Distributors also may retain brokerage commissions on portfolio transactions of underlying funds held in the portfolio of the Growth Fund, the Capital Income Fund and Multiple Index Trust, including funds that have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to Distributors on such transactions is not a factor considered by the Adviser in selecting an underlying fund for investment.

      A factor in the selection of brokers to execute the Funds' portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Funds' portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Adviser in advising other Funds, and, conversely, research services furnished to the Adviser by brokers in connection with other Funds the Adviser advises may be used by the Adviser in advising a Fund. Research and other services provided by brokers to the Adviser or the Funds is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement. For the fiscal year ended May 31, 1998, the Adviser directed $794,593 and $25,268,999 in portfolio transactions on behalf of the Growth Fund and the Value Trust, respectively, to brokers chosen because they provided research services, for which the Growth Fund and the Value Trust paid $4,957 and $58,564, respectively, in commissions.

      The Capital Income Fund and the Multiple Index Trust did not direct any portfolio transactions to brokers or dealers chosen because they provided research services.

      Another factor in the selection of brokers is the sale of Fund shares. Where all major factors such as price and execution capability are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions. The Funds reserve the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Funds' inception, no brokerage commissions have been paid to such affiliated persons.

      The Trust expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Funds will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

      Investment decisions for each Fund are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one Fund. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Funds as to amount according to a formula deemed equitable to the Funds. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to a Fund.

      The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

      During the fiscal years ended May 31, 1998, 1997 and 1996, the Growth Fund, the Capital Income Fund, the Value Trust and the Multiple Index Trust paid the following amounts in brokerage commissions:


                                            Fiscal Year Ended
                                            -----------------

                             5/31/98          5/31/97           5/31/96

Growth Fund                  $ 15,507         $ 26,800          $ 11,447
Capital Income Fund
                             $  2,357         $  5,382          $      0
Value Trust
                             $178,371         $127,552          $126,702
Multiple Index Trust
                             $      0         N/A               N/A


      The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


                    PRICING, ADDITIONAL EXCHANGE INFORMATION
                  AND CONTINGENT DEFERRED SALES CHARGE WAIVERS

DETERMINING NET ASSET VALUE

      ALL FUNDS. Each Fund determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by dividing the Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables and other assets and subtracting liabilities.

      VALUE TRUST. Current market value for portfolio securities is determined as follows. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Securities traded over-the-counter ("OTC") and listed on NASDAQ are valued at the last trade price listed on NASDAQ; other OTC securities are valued at the last bid price available prior to valuation. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

      Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

EXCHANGE OF SHARES

      Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

CONTINGENT DEFERRED SALES CHARGE WAIVERS.

      The contingent deferred sales charge is waived on redemptions of shares if: (1) the investor's dealer of record notifies Distributors prior to the time of investment that the dealer waives the payment otherwise payable to him; (2) the redemption is made to a Systematic Withdrawal Plan provided that the amount redeemed for a particular Fund does not exceed on an annual basis 8% of the account value at the time the election to participate in the Systematic Withdrawal Plan; or (3) the redemption is made by an investor who invested at least $100,000 in a Fund directly through Distributors.

                             PERFORMANCE INFORMATION

      The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.(1)

TOTAL RETURN CALCULATIONS

      Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:

            P (1 + T)n  =     ERV

where:      P           =     a hypothetical initial payment of $1,000
            T           =     average annual total return
            n           =     number of years


---------------
(1) Prior to February 22, 1991, the Growth Fund and the Capital Income Fund invested directly in market securities.

            ERV         =     ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value all dividends and distributions by the Funds are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In addition, contingent deferred sales charges are taken into account. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. The Standardized Return for the Multiple Index Trust and the Treasuries Trust for the period from July 2, 1997 (commencement of operations) to May 31, 1998 was 10.49% and 7.83%, respectively. The Standardized Return for the fiscal year ended May 31, 1998 for the Growth Fund and Capital Income Fund was 16.89% and 23.80%, respectively. The Standardized Return for the Growth Fund and Capital Income Fund for the five years ended May 31, 1998 was 13.40% and 16.42%, respectively. The Standardized Return for the Growth Fund and Capital Income Fund for the ten years ended May 31, 1998 was 12.47% and 10.98%, respectively. The Standardized Return for the Value Trust for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the period from November 2, 1992 (commencement of operations) to May 31, 1998 was 11.52%, 13.17% and 12.46%, respectively.

      In addition to Standardized Returns, each Fund also may include other total return performance data in Performance Advertisements ("Non-Standardized Return"). Non-Standardized Return is calculated separately and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

      Each Fund may include average annual Non-Standardized Returns in Performance Advertisements that is calculated according to the formula described above except that contingent deferred sales charges are not taken into account. The average annual Non-Standardized Return for the Multiple Index Trust and the Treasuries Trust for the period from July 2, 1997 (commencement of operations) to May 31, 1998 was 11.99% and 9.33%, respectively. The Growth Fund's average annual Non-Standardized Return for the Growth Fund for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the ten years ended May 31, 1998 was 18.39%, 13.40% and 12.47%, respectively. The Capital Income Fund's average annual Non-Standardized Return Fund for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the ten years ended May 31, 1998 was 25.30%, 16.42% and 10.98%, respectively. The Value Trust's average annual Non-Standardized Return for the fiscal year ended May 31, 1998, for the five years ended May 31, 1998 and for the period from November 2, 1992 (commencement of operations) to May 31, 1998 was 13.02%, 13.17% and 12.46%, respectively.

      In addition, each Fund may include aggregate Non-Standardized Return in Performance Advertisements. Aggregate Non-Standardized Return is calculated by subtracting the beginning value of an investment in a Fund from the value of the investment at the end of the period and dividing the remainder by the beginning value. For purposes of the calculation, it is assumed that the beginning value is $1,000 and that dividends and other distributions are reinvested. In addition, contingent deferred sales charges are not taken into account. The aggregate Non-Standardized Return for the Growth Fund for the period from its inception on June 14, 1985 to May 31, 1998 was 350.08%. The aggregate Non-Standardized Return for the Capital Income Fund for the period from its inception on April 18, 1988 to May 31, 1998 was 177.83%. The aggregate Non-Standardized Return for the Value Trust for the period from its inception on November 2, 1992 to May 31, 1998 was 91.92%. The aggregate Non-Standardized Return for the Treasuries Trust for the period from its inception on July 2, 1997 was 9.33%. The aggregate Non-Standardized Return for the Multiple Index Trust for the period from its inception on July 2, 1997 to May 31, 1998 was 11.99%.

YIELD

      Yield used in Performance Advertisements for the Treasuries Trust is calculated by dividing its interest income for a 30-day period ("Period"), net of expenses by the average number of shares of such class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

        YIELD    =     2[( a-b + 1) 6 - 1]
                           ---
                           cd
where:      a    =     dividends and interest earned during the Period
            b    =     expenses accrued for the Period (net of reimbursements)
            c    =     the average daily number of shares outstanding during the
                       Period that were entitled to receive dividends
            d    =     the maximum offering price per share on the last day
                        of the Period.

      Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), the Treasuries Trust calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Treasuries Trust, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The Treasuries Trust's yield for the 30-day period ended May 31, 1998 was 6.37%. Without fee waivers by the Adviser during the period, the yield for that Fund would have been 5.65%.

OTHER INFORMATION

      In connection with communicating a Fund's performance information to current or prospective shareholders, the Trust also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes that may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.


                                    TAXATION

GENERAL

      Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain and net gains from certain foreign currency transactions, if any)

("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

DISTRIBUTIONS

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a Fund may not exceed the aggregate dividends it receives either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through underlying funds in which it invests. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. It is not anticipated that any part of the distributions by the Treasuries Trust (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for this deduction.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Generally, a redemption by the Growth Fund, the Capital Income Fund or the Multiple Index Trust of an underlying fund's shares will result in taxable gain or loss to a Fund, depending on whether the redemption proceeds are more or less than that Fund's adjusted basis for the redeemed shares (which normally includes any sales charge paid); an exchange of an underlying fund's shares for shares of another underlying fund normally will have similar tax consequences. However, if a Fund disposes of an underlying fund's shares ("original shares") within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the original shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired.

      The Treasuries Trust may acquire zero coupon securities or other securities issued with original issue discount ("OID"), such as "stripped" U.S. Treasury securities. As a holder of those securities, that Fund must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because that Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

FOREIGN INCOME (VALUE TRUST)

      Dividends and interest received by the Value Trust, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock
(collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

HEDGING TRANSACTIONS

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or those currencies, will qualify as permissible income under the Income Requirement.

      Certain futures and forward contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of the gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


               CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT

      Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the custodian for the Multiple Index Trust, the Treasuries Trust and the Value Trust. The Value Trust borrows money from CTC in connection with its leveraging activities. MainStreet Trust Company, P.O. Box 5228, Martinsville, Virginia 24115, serves as the custodian for the Growth Fund and the Capital Income Fund. First Community Bank, an affiliate of MainStreet Trust Company, has loans outstanding to Adviser under terms and conditions arrived at without regard to the custodial relationship.

      State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's transfer and dividend disbursing agent.


                             INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers, LLP, 250 West Pratt Street, Baltimore, Maryland 21201, was appointed by the Trustees to serve as the Trust's independent certified public accountants, providing professional services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and semi-annual reports, including semi-annual financial statements, and (3) preparation of the federal income tax returns filed on behalf of the Funds.


                                OTHER INFORMATION

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The

Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust's Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

      The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

      The Prospectus relating to the Funds and this Statement of Additional Information do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

      The financial statements of the Funds for the year ended May 31, 1998, which are included in the Annual Report to Shareholders of the Funds, are hereby incorporated by reference.

                                   APPENDIX A


                         DESCRIPTION OF COMMERCIAL PAPER
                                AND BOND RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

      Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1")have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated C are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid;
D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

                                   APPENDIX B


                               HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

      As discussed in the Prospectus, the Adviser may engage in a variety of strategies ("Hedging Strategies") involving the use of certain financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the portfolio of the Value Trust. The Funds' Adviser may also hedge currency risks associated with these Funds' investments in foreign securities through the use of forwarding foreign currency contracts. An underlying fund may also engage in Hedging Strategies.

      Hedging Strategies are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

      The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use Hedging Strategies will be limited by tax considerations.

SPECIAL RISKS OF HEDGING STRATEGIES

      The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

      (1) Successful use of most Hedging Strategies depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

      (4) A Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Fund were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

      The Funds will not use Hedging Strategies for speculative purposes or for purposes of leverage, although an underlying fund may do so. Hedging Strategies, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with their custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ACTIVITIES

      Each Fund, either directly or through an underlying fund, may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

      Each Fund, either directly or through an underlying fund, may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

      Each Fund, either directly or through an underlying fund, may also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

      A fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or stock index, the fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

      In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

      In view of the risks involved in using the options strategies described above, each Fund that engages directly in options activities has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

            (1) a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

            (2) a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

            (3) a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund's total assets.

      The Funds' activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

FUTURES CONTRACTS

      The Value Trust may enter into futures contracts for the purchase or sale of debt securities and stock indexes. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, may also do so. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

      A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

      There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

      In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

      As is the case with options, the Funds' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

      In view of the risks involved in using the futures strategies that are described above, each of these Funds has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

          (1) a Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets; and

          (2) futures contracts and related options will not be purchased if immediately thereafter more than 30% of the Fund's total assets would be so invested.

OPTIONS ON FUTURES CONTRACTS

      The Value Trust may purchase and write (sell) put and call options on futures contracts. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

      Each Fund, either directly or indirectly through an underlying fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options


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on futures contracts  involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

FORWARD AND FOREIGN CURRENCY CONTRACTS

      The Value Trust may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

      The Value Trust may enter into forward currency contracts with respect to specific transactions. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

      The Value Trust also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, may also do so. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Value Trust may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


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


      Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.










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